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                                                                    Exhibit 10.7

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

      This First Amendment to Loan Agreement (the "First Amendment") is made this 17th day of October, 2002, by and between RAIT PARTNERSHIP, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Borrower") and COMMERCE BANK, N.A., a national banking association (the "Bank"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan (herein defined).

                                   BACKGROUND

      The Bank and the Borrower are parties to a certain Loan and Security Agreement dated October 1, 2002 (the "Loan Agreement"), pursuant to which the Bank made available to Borrower a Line of Credit in the original principal amount of Twenty Million Dollars ($20,000,000).

      The Bank and the Borrower are mutually desirous of amending the Loan Agreement and are entering into this First Amendment to set forth their entire understanding and agreement with respect thereto.

      NOW, THEREFORE, in consideration of the mutual covenants and premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Section 3.6 of the Loan Agreement is hereby added and shall read as follows:

            "Section 3.6. Release of Collateral. At any time that Borrower and Bank agree to release or replace Collateral, Bank agrees to cooperate in assigning any mortgages and other loan documents back to Borrower in a timely manner."

      2. The Bank and the Borrower hereby ratify and confirm the Loan Agreement and agree that the Loan Agreement as so amended remains in full force and effect.

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      IN WITNESS WHEREOF, Borrower and Bank have executed this Fourth Amendment on the day and year first above written.

                                         BORROWER:

                                         RAIT PARTNERSHIP, L.P.
                                         By: RAIT General, Inc.

                                         By: /s/ Scott Schaeffer
                                             ----------------------------------
                                             Name: Scott Schaeffer
                                             Title: President

                                         BANK:

                                         COMMERCE BANK, N.A.

                                         By: /s/ Seth Mackler
                                             ----------------------------------
                                             Name:  Seth Mackler
                                             Title: Vice President


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